Passport Health Plan Update July 17, 2020 0 Confidential – Do Not Distribute

Safe Harbor Statement This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended (the “PSLRA”), including, but not limited to, statements regarding the consummation of the transactions, the expected timing thereof, the implied valuation range of Passport and transaction proceeds to be received by Evolent Health, Inc. (“EVH”), EVH’s provision of specialty care management services for to Molina cardiovascular care in Kentucky beginning in 2021 with the potential for additional states, and EVH’s expected results for Q2 and outlook for 2020. EVH claims the protection afforded by the safe harbor for forward-looking statements provided by the PSLRA. Actual events or results may differ materially from those contained in these forward-looking statements. The factors that could cause future events or results to vary from the forward-looking statements contained herein include, without limitation, factors that will drive the level of consideration to be paid to EVH in connection with the transactions, risks and uncertainties related to the possibility that the closing of the transactions may be delayed, may not occur or may otherwise be rescinded, and the risk that litigation or other matters could affect the closing of such transactions. In addition, please refer to the periodic reports that EVH has filed with the Securities and Exchange Commission, including its Annual Report on Form 10- K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and the risk factors noted therein. Such periodic filings by EVH identify and address other important factors that could cause future events or results to vary from the forward-looking statements set forth in this presentation. In addition, EVH disclaims any obligation to update any forward-looking statements contained herein to reflect events or circumstances that occur after the date hereof. Because EVH Inc.’s financial statements for the quarter ended June 30, 2020 have not yet been finalized, the preliminary statements regarding the Company’s expectations regarding its Adjusted EBITDA and Adjusted Revenue included in this presentation are subject to change, and the EVH Inc.’s actual Adjusted EBITDA and Adjusted Revenue for this period may differ materially from these preliminary estimates. Accordingly, you should not place undue reliance on these preliminary estimates. There can be no assurance that these estimates will be realized, and estimates are subject to risks and uncertainties, many of which are not within our control. EVH Inc.’s guidance for the quarter ended June 30, 2020 and the year ending December 31, 2020 and a reconciliation of the non-GAAP financial measures that were specified therein may be found in the press release included with the Current Report on Form 8-K filed by the Company on May 7, 2020 and on the Company’s website at: ir.evolenthealth.com. This presentation is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to purchase any securities of any nature whatsoever, and it may not be relied upon in connection with the purchase of securities. The contents of this presentation do not constitute legal, tax or business advice. Anyone reading this presentation should seek advice based on their particular circumstances from independent legal, tax and business advisors. 1 Confidential – Do Not Distribute

Non-GAAP Financial Measures In addition to disclosing financial results that are determined in accordance with GAAP, we present and discuss Adjusted Revenue and Adjusted EBITDA, which are all non-GAAP financial measures, as supplemental measures to help investors evaluate our fundamental operational performance. Adjusted Revenue is defined as the sum of Adjusted Services Revenue and True Health Premium Revenue less intercompany eliminations. Evolent Health, Inc. is a holding company and its principal asset is all of the common units in its operating subsidiary, Evolent Health LLC, which has owned all of its operating assets and substantially all of its business since inception. Prior to the offering reorganization on June 4, 2015, the predecessor of Evolent Health, Inc. accounted for Evolent Health LLC as an equity method investment. The financial results of Evolent Health LLC have been consolidated in the financial statements of Evolent Health, Inc. following the offering reorganization. Management uses Adjusted Revenue as supplemental performance measures because they reflect a complete view of the operational results. The measures are also useful to investors because they reflect the full view of our operational performance in line with how we generate our long-term forecasts. Adjusted EBITDA is the sum of Services Adjusted EBITDA and True Health Adjusted EBITDA and is defined as net loss attributable to common shareholders of Evolent Health, Inc. before interest income, interest expense, (provision) benefit for income taxes, depreciation and amortization expenses, adjusted to exclude equity method investment impairments, loss from equity method investees, loss on disposal of assets, changes in fair value of contingent consideration and indemnification asset, other income (expense), net, net loss attributable to non-controlling interests, purchase accounting adjustments, stock-based compensation expenses, severance costs, amortization of 35 contract cost assets recorded as a result of a one-time ASC 606 transition adjustment, acquisition-related costs from acquisitions and business combinations, and other infrequently occurring adjustments. Management considers revenue and Adjusted EBITDA to be the appropriate metrics to evaluate and compare the ongoing operating performance of our segments on a consistent basis across reporting periods as they eliminate the effect of items which are not indicative of each segment's core operating performance. We believe that this measure is also useful to investors because it allows further insight into the period over period operational performance in a manner that is comparable to other organizations in our industry and in the market in general. These adjusted measures do not represent and should not be considered as alternatives to GAAP measurements, and our calculations thereof may not be comparable to similarly entitled measures reported by other companies. 2 Confidential – Do Not Distribute

Closing Conditions The transaction discussed on this conference call presentation is subject to closing conditions, including regulatory approval. 3 Confidential – Do Not Distribute

Executive Summary •1 Molina and Passport Health Plan have entered into a definitive agreement for Molina to acquire certain assets of Passport. The transaction is expected to close before the end of 2020. • Evolent will continue to provide comprehensive services to the plan through the end of the year under the existing terms of its services contract. • Molina and Evolent have entered into an agreement for Evolent to provide specialty care management services for cardiovascular care in Kentucky beginning in 2021 and with the potential for additional states. •2 Passport’s unique clinical approach, strong financial performance and brand equity made it an attractive entry point for Molina in the Kentucky Medicaid market. •3 Transaction provides continuity for members, employees and the local community in the midst of the COVID pandemic; This continuity is an important objective for Evolent and the provider owners. •4 Based on Passport’s 250%+ Risk Based Capital as of June 30, 2020, the implied total valuation range, including statutory capital, for the health plan is $150M-190M+. • Final valuation will be based on Passport’s performance for the remainder of 2020 and membership retention by Molina at the beginning of 2021. • $20M guaranteed payment is owed to the provider owners through the previous Evolent purchase agreement. 1 • Evolent’s transaction proceeds are estimated to be in the range of $130M-170M+ based on Passport’s current forecast. 1 Inclusive of repayment of $40M surplus note; ultimate inflow to Evolent will depend on plan performance. 4 Confidential – Do Not Distribute

1 Transaction Summary • Passport Health Plan and Molina Healthcare, Inc. have entered into a definitive agreement under which Molina will acquire certain assets from Passport, including Passport’s brand, operational and clinical infrastructure, and certain provider and vendor agreements. The parties have also entered into a separate transaction for the sale of Passport’s real estate holdings to Molina. • Under the terms of the transaction, it is anticipated that Molina will assume the Passport membership upon regulatory approval. Importantly, Evolent will continue to provide comprehensive services to the plan through the end of the year under the existing terms of its services contract. • Molina and Evolent have entered into an agreement for Evolent to provide specialty care management services for cardiovascular care in Kentucky beginning in 2021 with the potential for additional states. 5 Confidential – Do Not Distribute

2 Passport’s Performance and Reputation with Consumers Made it an Attractive Entry Point into the Kentucky Medicaid Market for Molina ✓ Clinical Approach and Impact: Plan’s unique clinical approach to population health and specialty care management important to successfully engaging the most vulnerable members in driving improved health outcomes. ✓ Financial Results: Plan has delivered strong results, with a 1.9% LTM operating margin through June 30, 2020, representing a 14+ point margin improvement since Q1 of 2019; as well as a strong balance sheet. ✓ Strong Brand Equity: Plan currently has ~315K members, representing ~8% growth since the beginning of the year. ✓ Strong Performance of Evolent Solutions: Evolent’s Total Cost of Care Management, Specialty Care Management and Administrative Simplification solutions delivered significant performance improvement across the last 18 months. 6 Confidential – Do Not Distribute

3 Protecting Members, Jobs and the Local Community Helps provide continuity of care and limits disruption of Medicaid service for Passport Members members during the COVID pandemic, while also maintaining the Passport brand Provides jobs for hundreds of Passport and Evolent employees Employees who support the plan Community Supports Passport’s vision of creating employment opportunities in west Louisville 7 Confidential – Do Not Distribute

4 Financial Highlights • Molina is acquiring certain assets up-front for $20M and paying a performance fee of up to $40M based on membership retention by Molina at the beginning of 2021. • Evolent will retain statutory capital after meeting claims obligations for 2020. Based on Passport’s forecast and statutory capital balance of 250%+ as of June 30, 2020, potential membership retention, and $20M guaranteed payment due to provider owners, Evolent’s transaction proceeds are currently expected to be in the range of $130M-170M+1, relative to Evolent’s total investment of $110M.2 • Transaction likely accelerates timeframe of return of capital for Passport’s owners. • New agreement for specialty care management services with Molina in Kentucky in 2021 with the potential for additional states. 1 Inclusive of repayment of $40M surplus note; ultimate inflow to Evolent will depend on plan performance. 2 Includes $70M purchase price and surplus note of $40M 8 Confidential – Do Not Distribute

Update on Evolent 2020 Outlook • For Q2, we expect to be around the midpoint of our previously stated Adjusted Revenue range, and slightly above our previously stated range for Adjusted EBITDA. • For full year 2020, we expect to be slightly above our previously stated guidance range for Adjusted Revenue and Adjusted EBITDA. • We are on track towards our target of 6-8 new signings for the year. 9 Confidential – Do Not Distribute

10 Confidential – Do Not Distribute 800 N Glebe Rd, Suite 500 • Arlington, VA 22203 • evolenthealth.com